Supplement Dated October 6, 1998 to the
                     Prospectus dated January 1, 1998 for

                       THE OLSTEIN FINANCIAL ALERT FUND

The following information amends and supplements the information set forth in the Prospectus dated January 1, 1998 for The Olstein Financial Alert Fund:

Page 10 of the Prospectus is amended to include the following additional information concerning investments in swap agreements:

  The Fund may also enter into equity swap agreements for the purpose of attempting to obtain a desired return or exposure to certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities. Such techniques may indirectly enable the Fund to better manage the Fund's ability to experience taxable gains or losses in an effort to maximize the after-tax returns for shareholders.








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